Supplement dated February 28, 2023
to the Prospectus and Summary Prospectuses, each as supplemented, if applicable, of the following funds (each, a
Fund, and collectively, the Funds):
Fund	Prospectus and Summary Prospectuses Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2022
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/2022
Columbia Funds Series Trust II
Columbia Capital Allocation Aggressive Portfolio	6/1/2022
Columbia Capital Allocation Conservative Portfolio	6/1/2022
Columbia Capital Allocation Moderate Portfolio	6/1/2022
The portfolio manager information under the heading “Fund Management” in the “Summary of the Fund” section of each Summary Prospectus and the Prospectus, is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Dan Boncarosky, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2017
Thomas Nakamura	Portfolio Manager	Portfolio Manager	August 2022
The rest of the section remains the same.
The portfolio manager information under the heading “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Funds” section of the Prospectus, is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
Dan Boncarosky, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2017
Thomas Nakamura	Portfolio Manager	Portfolio Manager	August 2022
Mr. Boncarosky joined one of the Columbia Management legacy firms or acquired business lines in 2008. Mr. Boncarosky began his investment career in 2008 and earned a B.S. from Leonard N. Stern School of Business at New York University.
Mr. Nakamura joined the Investment Manager in 2018. Prior to joining the Investment Manager, he was a research analyst for Fisher Investments. Mr. Nakamura began his investment career in 2011 and earned a B.A. in Economics with a minor in Statistics from Swarthmore College.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_128_(02/23)